ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES - Additional Information (Detail) - Interest Rate Swap [Member] - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Derivative Instruments and Hedges, Assets	$ 4
Derivative instruments and hedges, liabilities	513	$ 0
Derivative instruments and hedges, liabilities, noncurrent	236
Interest rate cash flow hedge gain (loss) to be reclassified during next 12 months, net	$ 509